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                                                                    Exhibit 10.2
                                 AMENDMENT TO
                             AMENDED AND RESTATED
                             EMPLOYMENT AGREEMENT

     This Amendment to Amended and Restated Employment Agreement is made as of December 7, 1995, between USTrails Inc., a Nevada Corporation (the "Corporation"), and Harry J. White, Jr., a resident of Arlington, Texas (the "Executive").

     The Executive and the Corporation entered into an Employment Agreement dated as of June 8, 1992, which was amended and restated as of October 21, 1993 (as so amended and restated, the "Employment Agreement"). Pursuant to the Employment Agreement, the Executive was employed as Vice President and Chief Financial Officer of the Corporation and its subsidiaries, Thousand Trails, Inc., a Washington Corporation ("TRAILS"), and National American Corporation, a Nevada Corporation ("NACO"). The Board of Directors of the Corporation (the "Board") recognizes the Executive's contribution to the growth and success of the Corporation.

     The Board desires to amend the Employment Agreement to make certain changes in the Executive's employment arrangements with the Corporation.

     The Executive is willing to commit himself to serve the Corporation on the terms set forth herein.

     Accordingly, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Executive agree that the Employment Agreement is hereby amended as set forth herein.

          SECTION 1. Amendments. The references to "six (6) months" in the first
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paragraph of Section 7, and in Section 8.1(a) and Section 8.1(b), are hereby changed to "twelve (12) months."

          SECTION 2. Ratification. Except as amended herein, the terms of the
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Employment Agreement are hereby ratified and shall continue in full force and effect.

     Executed as of the date first written above.

                                   USTRAILS INC.



                                   By: /s/ William J. Shaw
                                      ----------------------------------------
                                      William J. Shaw, Chief Executive Officer



                                   EXECUTIVE


                                    /s/ Harry J. White, Jr.
                                   -------------------------------------------
                                   Harry J. White, Jr.